===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM T-1

                                -----------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                -----------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) |_|

                                -----------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                 GEORGIA                                                 58-0466330
   (Jurisdiction of Incorporation of                       (I.R.S. employer identification no.)
organization if not a U.S. national bank)

           303 PEACHTREE STREET                                              30308
                30TH FLOOR                                                (Zip Code)
             ATLANTA, GEORGIA
 (Address of Principal Executive Offices)

                                -----------------

                                PATRICIA SPRUELL
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7273
            (Name, address and telephone number of agent for service)

                                -----------------

                                ROCK-TENN COMPANY

            GEORGIA                                       62-0342590
(State or other jurisdiction of                (IRS employer identification no.)
 incorporation or organization)

      540 THRASHER STREET                                    30071
       NORCROSS, GEORGIA                                  (Zip Code)
(Address of principal executive
           offices)

                                -----------------

             ALL DEBT SECURITIES ISSUED AND SOLD ON A DELAYED BASIS
                       (Title of the indenture securities)

===============================================================================

1.       General information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET N.E.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-15 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 15. AS PROVIDED IN GENERAL INSTRUCTION B, RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) -- (3) A copy of the Articles of Amendment and Restated Articles of
                    Association of SunTrust Bank as now in effect which contains the authority to commence business and a grant of power to exercise trust powers (Incorporated by reference to Exhibits 1-3 to Form T-1, Registration No. 333-82717).

         (4) A copy of the existing by-laws of the trustee as now in effect (Incorporated by reference to Exhibit 4 to Form T-1, Registration No. 333-128720).

         (5)        Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2005.

         (8)        Not applicable.

         (9)        Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and the State of Georgia, on the 10th day of May, 2006.

                                         SUNTRUST BANK



                                         By: /s/ Patricia Spruell
                                             ----------------------------------
                                             Patricia Spruell
                                             Vice President

                           EXHIBITS 1 -- 3 TO FORM T-1

                ARTICLES OF ASSOCIATION, CERTIFICATE OF AUTHORITY
                         AND TRUST POWERS AUTHORIZATION
                                       OF
                                  SUNTRUST BANK

(Incorporated by reference to Exhibits 1-3 to Form T-1, Registration No. 333-82717)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

(Incorporated by reference to Exhibit 4 to Form T-1, Registration No.
333-128720)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of debt securities by Rock-Tenn Company, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         SUNTRUST BANK



                                         By: /s/ Patricia Spruell
                                             ----------------------------------
                                             Patricia Spruell
                                             Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

===============================================================================
SunTrust Bank                               FFIEC 031
ATLANTA, GA 30302                           Consolidated Report of Condition
Certificate Number: 00867                   for December 31, 2005
===============================================================================


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2005

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                                                                   C400

Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------

ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):                            RCFD
                                                                                                        ----
                                                                                                                ------------
    a. Noninterest bearing balances and currency and coin (1)....................................       0081       4,977,493  1.a
                                                                                                                ------------
    b. Interest-bearing balances (2).............................................................       0071           8,805  1.b
                                                                                                                ------------
2.  Securities:
                                                                                                                ------------
    a. Held-to-maturity securities (from Schedule RC-B, column A)................................       1754               0  2.a
                                                                                                                ------------
    b. Available-for-sale securities (from Schedule RC-B, column D)..............................       1773      24,047,398  2.b
                                                                                                                ------------
3.  Federal funds sold and securities purchased under agreements to resell(3)                           B987         384,575  3
                                                                                                        B989       3,167,743
                                                                                                                ------------
4.  Loans and lease financing receivables (from Schedule RC-C):                  RCFD
                                                                                 ----
                                                                                          -----------
    a. Loans and leases held for sale.........................................   5369     13,695,613
                                                                                          -----------
    b. Loans and leases, net of unearned income...............................   B528     114,841,081                         4.a
                                                                                          -----------
    c. LESS: Allowance for loan and lease losses..............................   3123      1,026,834                          4.b
                                                                                          -----------
    d. Loans and leases, net of unearned income, allowance, and reserve                                 RCFD
                                                                                                        ----
                                                                                                                ------------
    (item 4.a minus 4.b and 4.c).................................................................       B529     113,814,247  4.d
                                                                                                                ------------
5.  Tracing assets (from Schedule RC-D)..........................................................       3545       1,660,730  5.
                                                                                                                ------------
6.  Premises and fixed assets (including capitalized leases).....................................       2145       1,617,839  6.
                                                                                                                ------------
7.  Other real estate owned (from Schedule RC-M).................................................       2150          38,043  7.
                                                                                                                ------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M).....       2130               0  8.
                                                                                                                ------------
9.  Customers' liability to this bank on acceptances outstanding.................................       2155          11,839  9.
                                                                                                                ------------
10. Intangible assets............................................................................       2143                   10.
                                                                                                                ------------
    a. Goodwill..................................................................................       3163       6,392,746  10.a
                                                                                                                ------------
    b. Other intangible assets from Schedule RC-M................................................       0426       1,011,584  10.b
                                                                                                                ------------
11. Other assets (from Schedule RC-F)............................................................       2160       6,402,635  11.
                                                                                                                ------------
12. Total assets (sum of items 1 through 11).....................................................       2170     177,231,290  12.
                                                                                                                ------------

         -----------------

         (1) Includes cash items in process of collection and unposted debits.

         (2)      Includes time certificates of deposit not held for trading.

         (3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

===============================================================================
SunTrust Bank                               FFIEC 031
ATLANTA, GA 30302                           Consolidated Report of Condition
Certificate Number: 00867                   for December 31, 2005
===============================================================================


SCHEDULE RC - CONTINUED

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES

13. Deposits:                                                                                           RCON
                                                                                                        ----
                                                                                                                ------------
    a. In domestic offices (sum of totals of columns A and C from Schedule       RCON                   2200     113,629,354  13.a
       RC-E, part 1):                                                            ----     -----------           ------------
       (1) Noninterest-bearing (4)............................................   6631      10,643,400                         13.a.1
                                                                                          -----------
       (2) Interest-bearing...................................................   6636     102,985,954                         13.a.2
                                                                                          -----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                    RCFN                  13.b
                                                                                                      ----    ------------
       (from Schedule RC-E, part II).........................................    RCFN                   2200      9,995,269
                                                                                 ----     -----------           ------------
       (1) Noninterest-bearing................................................   6631               0                         13.b.1
                                                                                          ----------
       (2) Interest-bearing...................................................   6636       9,995,269   RCFD                  13.b.2
                                                                                                        ----
14. Federal funds purchased and securities sold under agreements to repurchase
                                                                                          -----------           ------------
    a. Federal funds purchased in domestic offices (5).........................................         B993       4,258,013  14
    b. Securities sold under agreements to repurchase (6)......................................         B995       8,433,934
                                                                                                                ------------
                                                                                                        RCFD
                                                                                                        ----    ------------
15. Trading liabilities (from Schedule RC-D).....................................................       3548       1,064,588  15.a
                                                                                                                ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under                          3190      13,830,605
    capitalized leases) (from Schedule RC-M):
                                                                                                                ------------
17. Not applicable...............................................................................
                                                                                                                ------------
18. Bank's liability on acceptances executed and outstanding.....................................       2920          11,839  18
                                                                                                                ------------
19. Subordinated notes and debentures (7)........................................................       3200       3,696,687  19
                                                                                                                ------------
20. Other liabilities (from Schedule RC-G).......................................................       2930       3,568,990  20
                                                                                                                ------------
21. Total liabilities (sum of items 13 through 20)...............................................       2948     158,489,279  21
                                                                                                                ------------
22. Minority interest in consolidated subsidiaries...............................................       3000         476,673  22
                                                                                                                ------------
    EQUITY CAPITAL
                                                                                                                ------------
23. Perpetual preferred stock and related surplus................................................       3838               0  23
                                                                                                                ------------
24. Common stock.................................................................................       3230          21,600  24
                                                                                                                ------------
25. Surplus (exclude all surplus related to preferred stock).....................................       3839      11,306,611  25
                                                                                                                ------------
26. a. Retained earnings.........................................................................       3632       6,568,063  26.a
                                                                                                                ------------
    b. Accumulated other comprehensive income (8)................................................       B530         369,064  26.b
                                                                                                                ------------
27. Other equity capital components (9)..........................................................       A130               0  27
                                                                                                                ------------
28. Total equity capital (sum of items 23 through 27)............................................       3210      18,265,338  28
                                                                                                                ------------
29. Total liabilities minority interest, and equity capital (sum of items 21,
    22 and 28)...................................................................................       3300     177,231,290  29
                                                                                                                ------------

    MEMORANDUM
    TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
1.  Indicated in the box at the right the number of the statement below that                            RCFD          Number
    best describes the most comprehensive level of auditing work performed for                          ----    ------------
    the bank by independent external auditors as of any date during 2004 .........                      6724             N/A  M.1
                                                                                                                ------------

1=  Independent audit of the bank conducted in accordance             5.= Directors' examination of the bank performed by other
    with generally accepted auditing standards by a                       external auditors (may be required by state chartering
    certified public accounting firm which submits a                      authority)
    report on the bank
2=  Independent audit of the bank's parent holding                    6=  Review of the bank's financial statements by external
    company conducted in accordance with generally                        auditors
    accepted auditing standards by a certified public
    accounting firm which submits a report on the                     7=  Compilation of the bank's financial statements by
    consolidated holding company (but not on the bank                     external auditors
    separately)
3=  Attestation on bank management's assertion on the                 8=  Other audit procedures (excluding tax preparation work)
    effectiveness of the bank's internal control over
    financial reporting by a certified public accounting              9=  No external audit work
    firm
4=  Directors' examination of the bank conducted in
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be
    required by state chartering authority)

         -----------------

         (1)      Includes cash items in process of collection.

         (2)      Includes time certificates of deposit not held for trading.

         (3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

         (4) Includes total demand deposits and noninterest-bearing time and savings deposits.

         (5) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

         (6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

         (7)      Includes limited-life preferred stock and related surplus.

         (8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

         (9) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.